CNA Financial Corporation
Supplemental Financial Information

December 31, 2015

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...............................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income.................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2015	2014	Change	2015	2014	Change
Revenues:
Net earned premiums	$1,748	$1,785	(2)%	$6,921	$7,212	(4)%
Net investment income	428	511	(16)	1,840	2,067	(11)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(57)	(60)		(156)	(77)
Portion of OTTI recognized in Other comprehensive income (loss)	—	—		—	—
Net OTTI losses recognized in earnings	(57)	(60)		(156)	(77)
Other net realized investment gains (losses)	29	48		89	134
Net realized investment gains (losses)	(28)	(12)		(67)	57
Other revenues	121	94		407	356
Total revenues	2,269	2,378	(5)	9,101	9,692	(6)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,376	1,350		5,384	5,591
Amortization of deferred acquisition costs	604	321		1,540	1,317
Other operating expenses	412	410		1,473	1,394
Interest	38	45		155	183
Total claims, benefits and expenses	2,430	2,126	(14)	8,552	8,485	(1)
Income (loss) before income tax	(161)	252		549	1,207
Income tax (expense) benefit	91	(54)		(70)	(319)
Income (loss) from continuing operations	(70)	198	(135)	479	888	(46)
Income (loss) from discontinued operations, net of tax	—	—		—	(197)
Net income (loss)	$(70)	$198	(135)%	$479	$691	(31)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2015	2014	2015	2014
Components of Income (Loss)
Net operating income (loss)	$(52)	$205	$515	$849
Net realized investment gains (losses)	(18)	(7)	(36)	39
Income (loss) from continuing operations	(70)	198	479	888
Income (loss) from discontinued operations	—	—	—	(197)
Net income (loss)	$(70)	$198	$479	$691

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$(0.19)	$0.76	$1.90	$3.14
Net realized investment gains (losses)	(0.07)	(0.03)	(0.13)	0.14
Income (loss) from continuing operations	(0.26)	0.73	1.77	3.28
Income (loss) from discontinued operations	—	—	—	(0.73)
Diluted earnings (loss) per share	$(0.26)	$0.73	$1.77	$2.55

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.3	270.0	270.2	269.9
Diluted	270.8	270.7	270.7	270.6

Return on Equity
Net income (loss) (1)	(2.3)%	6.1%	3.9%	5.4%
Net operating income (loss) (2)	(1.7)	6.7	4.2	6.9
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data(1)

(In millions, except per share data)	December 31, 2015	December 31, 2014
Total investments	$44,699	$46,262
Reinsurance receivables, net of allowance for uncollectible receivables	4,453	4,694
Total assets	55,047	55,566
Insurance reserves	36,486	36,380
Debt	2,562	2,559
Total liabilities	43,291	42,772
Accumulated other comprehensive income (loss) (2)	(315)	400
Total stockholders' equity	11,756	12,794

Book value per common share	$43.49	$47.39
Book value per common share excluding AOCI	$44.66	$45.91

Outstanding shares of common stock (in millions of shares)	270.3	270.0

Statutory capital and surplus - Combined Continental Casualty Companies (3)	$10,723	$11,155

Three months ended December 31	2015	2014
Net cash flows provided (used) by operating activities	$342	$393
Net cash flows provided (used) by investing activities	(118)	169
Net cash flows provided (used) by financing activities	(68)	(614)
Net cash flows provided (used) by operating, investing and financing activities	$156	$(52)

Twelve months ended December 31	2015	2014
Net cash flows provided (used) by operating activities	$1,387	$1,440
Net cash flows provided (used) by investing activities	(372)	(918)
Net cash flows provided (used) by financing activities	(807)	(519)
Net cash flows provided (used) by operating, investing and financing activities	$208	$3
(1) On August 1, 2014, CNA completed the sale of the common stock of Continental Assurance Company (CAC), CNA's former life insurance subsidiary. CNA elected to include CAC cash flow data in the comparative period.
(2) As of December 31, 2015 and 2014, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,111 million and $1,288 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, a related decrease in Deferred acquisition costs and/or increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(3) Statutory capital and surplus as of December 31, 2015 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$2,547	$2,334	9%		$10,124	$9,558	6%
Net written premiums	1,585	1,555	2		6,421	6,536	(2)

Net earned premiums	1,612	1,646	(2)		6,374	6,657	(4)
Net investment income	259	326			1,119	1,344
Other revenues	120	87			392	333
Total operating revenues	1,991	2,059	(3)		7,885	8,334	(5)
Insurance claims and policyholders' benefits	1,017	984			3,902	4,316
Amortization of deferred acquisition costs	309	315			1,226	1,289
Other insurance related expenses	266	214			954	900
Other expenses	100	77			341	313
Total claims, benefits and expenses	1,692	1,590	(6)		6,423	6,818	6
Operating income (loss) before income tax	299	469			1,462	1,516
Income tax (expense) benefit on operating income (loss)	(97)	(155)			(496)	(506)
Net operating income (loss)	$202	$314	(36)%		$966	$1,010	(4)%

Other Performance Metrics
Underwriting gain (loss)	$20	$133	(85)%		$292	$152	92%

Loss & LAE ratio	62.9%	59.6%	(3.3)	pts	61.0%	64.6%	3.6	pts
Acquisition expense ratio	20.3	17.6	(2.7)		19.4	19.0	(0.4)
Underwriting expense ratio	15.5	14.4	(1.1)		14.8	13.9	(0.9)
Expense ratio	35.8	32.0	(3.8)		34.2	32.9	(1.3)
Dividend ratio	0.2	0.2	—		0.2	0.2	—
Combined ratio	98.9%	91.8%	(7.1)		95.4%	97.7%	2.3
Combined ratio excluding catastrophes and development	97.7%	93.6%	(4.1)	pts	96.3%	95.9%	(0.4)	pts

Net accident year catastrophe losses incurred	$38	$9			$141	$156
Effect on loss & LAE ratio	2.4%	0.6%	(1.8)	pts	2.2%	2.3%	0.1	pts

Net prior year development and other: (favorable) / unfavorable	$(17)	$(39)			$(199)	$(43)
Effect on loss & LAE ratio	(1.2)%	(2.4)%	(1.2)	pts	(3.1)%	(0.5)%	2.6	pts

Rate	—%	3%	(3)	pts	1%	3%	(2)	pts
Retention	84%	79%	5	pts	81%	78%	3	pts
New Business	$231	$192	20%		$942	$915	3%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$1,623	$1,415	15%		$6,242	$5,608	11%
Net written premiums	704	689	2		2,781	2,839	(2)

Net earned premiums	707	712	(1)		2,782	2,838	(2)
Net investment income	109	137			474	560
Other revenues	111	77			356	295
Total operating revenues	927	926	—		3,612	3,693	(2)
Insurance claims and policyholders' benefits	446	416			1,601	1,633
Amortization of deferred acquisition costs	149	150			589	592
Other insurance related expenses	76	65			278	262
Other expenses	92	63			301	254
Total claims, benefits and expenses	763	694	(10)		2,769	2,741	(1)
Operating income (loss) before income tax	164	232			843	952
Income tax (expense) benefit on operating income (loss)	(55)	(78)			(283)	(318)
Net operating income (loss)	$109	$154	(29)%		$560	$634	(12)%

Other Performance Metrics
Underwriting gain (loss)	36	81	(56)%		314	351	(11)%

Loss & LAE ratio	63.1%	58.1%	(5.0)	pts	57.4%	57.3%	(0.1)	pts
Acquisition expense ratio	20.1	19.5	(0.6)		19.8	19.7	(0.1)
Underwriting expense ratio	11.6	10.7	(0.9)		11.3	10.4	(0.9)
Expense ratio	31.7	30.2	(1.5)		31.1	30.1	(1.0)
Dividend ratio	0.2	0.1	(0.1)		0.2	0.2	—
Combined ratio	95.0%	88.4%	(6.6)		88.7%	87.6%	(1.1)
Combined ratio excluding catastrophes and development	95.4%	90.4%	(5.0)	pts	93.6%	92.0%	(1.6)	pts

Net accident year catastrophe losses incurred	$(2)	$—			$13	$21
Effect on loss & LAE ratio	(0.3)%	—%	0.3	pts	0.4%	0.7%	0.3	pts

Net prior year development and other: (favorable) / unfavorable	$(1)	$(14)			$(152)	$(149)
Effect on loss & LAE ratio	(0.1)%	(2.0)%	(1.9)	pts	(5.3)%	(5.1)%	0.2	pts

Rate	—%	3%	(3)	pts	1%	3%	(2)	pts
Retention	87%	86%	1	pts	86%	87%	(1)	pts
New Business	$73	$70	4%		$279	$309	(10)%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$726	$714	2%		$2,967	$2,959	—%
Net written premiums	700	684	2		2,818	2,817	—

Net earned premiums	702	718	(2)		2,788	2,906	(4)
Net investment income	138	174			593	723
Other revenues	10	10			37	38
Total operating revenues	850	902	(6)		3,418	3,667	(7)
Insurance claims and policyholders' benefits	428	462			1,822	2,195
Amortization of deferred acquisition costs	117	122			469	493
Other insurance related expenses	153	111			538	487
Other expenses	5	6			28	31
Total claims, benefits and expenses	703	701	—		2,857	3,206	11
Operating income (loss) before income tax	147	201			561	461
Income tax (expense) benefit on operating income (loss)	(51)	(69)			(192)	(154)
Net operating income (loss)	$96	$132	(27)%		$369	$307	20%

Other Performance Metrics
Underwriting gain (loss)	$4	$23	(83)%		$(41)	$(269)	85%

Loss & LAE ratio	60.6%	64.2%	3.6	pts	65.1%	75.3%	10.2	pts
Acquisition expense ratio	19.9	15.0	(4.9)		18.2	17.0	(1.2)
Underwriting expense ratio	18.7	17.3	(1.4)		17.9	16.7	(1.2)
Expense ratio	38.6	32.3	(6.3)		36.1	33.7	(2.4)
Dividend ratio	0.4	0.3	(0.1)		0.3	0.3	—
Combined ratio	99.6%	96.8%	(2.8)		101.5%	109.3%	7.8
Combined ratio excluding catastrophes and development	98.3%	95.6%	(2.7)	pts	98.0%	98.6%	0.6	pts

Net accident year catastrophe losses incurred	$18	$4			$101	$125
Effect on loss & LAE ratio	2.7%	0.6%	(2.1)	pts	3.6%	4.4%	0.8	pts

Net prior year development and other: (favorable) / unfavorable	$(9)	$5			$(10)	$177
Effect on loss & LAE ratio	(1.4)%	0.6%	2.0	pts	(0.1)%	6.3%	6.4	pts

Rate	1%	4%	(3)	pts	2%	5%	(3)	pts
Retention	84%	76%	8	pts	79%	73%	6	pts
New Business	$130	$95	37%		$552	$491	12%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2015	2014	Change		2015	2014	Change
Gross written premiums	$198	$205	(3)%		$915	$991	(8)%
Net written premiums	181	182	(1)		822	880	(7)

Net earned premiums	203	216	(6)		804	913	(12)
Net investment income	12	15			52	61
Other revenues	(1)	—			(1)	—
Total operating revenues	214	231	(7)		855	974	(12)
Insurance claims and policyholders' benefits	143	106			479	488
Amortization of deferred acquisition costs	43	43			168	204
Other insurance related expenses	37	38			138	151
Other expenses	3	8			12	28
Total claims, benefits and expenses	226	195	(16)		797	871	8
Operating income (loss) before income tax	(12)	36			58	103
Income tax (expense) benefit on operating income (loss)	9	(8)			(21)	(34)
Net operating income (loss)	$(3)	$28	(111)%		$37	$69	(46)%

Other Performance Metrics
Underwriting gain (loss)	$(20)	$29	(169)%		$19	$70	(73)%

Loss & LAE ratio	70.3%	49.2%	(21.1)	pts	59.5%	53.5%	(6.0)	pts
Acquisition expense ratio	22.1	19.8	(2.3)		22.0	22.9	0.9
Underwriting expense ratio	17.5	17.9	0.4		16.1	16.0	(0.1)
Expense ratio	39.6	37.7	(1.9)		38.1	38.9	0.8
Dividend ratio	—	—	—		—	—	—
Combined ratio	109.9%	86.9%	(23.0)		97.6%	92.4%	(5.2)
Combined ratio excluding catastrophes and development	103.1%	98.0%	(5.1)	pts	99.8%	99.2%	(0.6)	pts

Net accident year catastrophe losses incurred	$22	$5			$27	$10
Effect on loss & LAE ratio	10.7%	2.2%	(8.5)	pts	3.3%	1.0%	(2.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(7)	$(30)			$(37)	$(71)
Effect on loss & LAE ratio	(3.9)%	(13.3)%	(9.4)	pts	(5.5)%	(7.8)%	(2.3)	pts

Rate	(1)%	—%	(1)	pts	(1)%	(1)%	—	pts
Retention	73%	66%	7	pts	76%	74%	2	pts
New Business	28	27	—%		111	115	(3)%

Life & Group Non-Core - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2015	2014	Change		2015	2014	Change
Net earned premiums	$136	$139	(2)%		$548	$556	(1)%
Net investment income	164	179			704	700
Other revenues	(1)	6			7	16
Total operating revenues	299	324	(8)		1,259	1,272	(1)
Insurance claims and policyholders' benefits	376	375			1,421	1,304
Amortization of deferred acquisition costs	295	6			314	28
Other insurance related expenses	38	34			142	130
Other expenses	1	(4)			11	30
Total claims, benefits and expenses	710	411	(73)		1,888	1,492	(27)
Operating income (loss) before income tax	(411)	(87)			(629)	(220)
Income tax (expense) benefit on operating income (loss)	168	53			315	151
Net operating income (loss)	$(243)	$(34)	N/M	%	$(314)	$(69)	N/M	%

Corporate & Other Non-Core - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2015	2014	Change	2015	2014	Change
Net earned premiums	$—	$—		$(1)	$(1)
Net investment income	5	6		17	23
Other revenues	2	1		8	7
Total operating revenues	7	7	—%	24	29	(17)%
Insurance claims and policyholders' benefits	(17)	(9)		61	(29)
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	(1)	—		(3)	(1)
Other expenses	46	134		183	205
Total claims, benefits and expenses	28	125	78	241	175	(38)
Operating income (loss) before income tax	(21)	(118)		(217)	(146)
Income tax (expense) benefit on operating income (loss)	10	43		80	54
Net operating income (loss)	$(11)	$(75)	85%	$(137)	$(92)	(49)%

Investment Summary - Consolidated

	December 31, 2015		September 30, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$17,760	$677	$18,188	$1,030	$18,889	$1,660
States, municipalities and political subdivisions:
Tax-exempt	10,114	1,076	10,203	911	9,802	988
Taxable	3,060	369	3,094	408	2,938	467
Total states, municipalities and political subdivisions	13,174	1,445	13,297	1,319	12,740	1,455
Asset-backed:
RMBS	5,072	137	5,041	191	5,233	205
CMBS	2,197	43	2,251	68	2,144	88
Other ABS	921	(2)	1,016	7	1,235	1
Total asset-backed	8,190	178	8,308	266	8,612	294
U.S. Treasury and obligations of government-sponsored enterprises	67	5	29	5	31	5
Foreign government	346	12	344	11	454	16
Redeemable preferred stock	35	2	35	2	42	3
Total fixed maturity securities	39,572	2,319	40,201	2,633	40,768	3,433
Equities	197	6	212	5	222	12
Limited partnership investments	2,548	—	2,738	—	2,937	—
Other invested assets	44	—	45	—	41	—
Mortgage loans	678	—	640	—	588	—
Short term investments	1,660	—	1,482	—	1,706	(1)
Total investments	$44,699	$2,325	$45,318	$2,638	$46,262	$3,444

Net receivable/(payable) on investment activity	$82		$(92)		$(58)

Effective portfolio duration (in years)	6.2		6.5		6.3
Weighted average rating of fixed maturity securities	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	December 31, 2015		September 30, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,594	$96	$12,926	$276	$13,444	$542
States, municipalities and political subdivisions:
Tax-exempt	2,441	133	2,663	112	2,561	127
Taxable	1,579	132	1,647	156	1,454	169
Total states, municipalities and political subdivisions	4,020	265	4,310	268	4,015	296
Asset-backed:
RMBS	4,828	131	4,921	183	5,101	196
CMBS	2,038	37	2,079	60	1,985	78
Other ABS	837	(1)	931	7	1,144	2
Total asset-backed	7,703	167	7,931	250	8,230	276
U.S. Treasury and obligations of government-sponsored enterprises	42	—	4	—	7	(1)
Foreign government	346	12	344	11	449	15
Redeemable preferred stock	13	1	13	1	13	2
Total fixed maturity securities	24,718	541	25,528	806	26,158	1,130
Equities	87	1	104	2	87	9
Limited partnership investments	2,548	—	2,738	—	2,937	—
Other invested assets	44	—	45	—	41	—
Mortgage loans	622	—	584	—	531	—
Short term investments	1,513	—	1,390	—	1,586	(1)
Total investments	$29,532	$542	$30,389	$808	$31,340	$1,138

Net receivable/(payable) on investment activity	$204		$(41)		$4

Effective portfolio duration (in years)	4.3		4.4		4.0
Weighted average rating of fixed maturity securities	A		A		A

Investment Summary - Life & Group Non-Core

	December 31, 2015		September 30, 2015		December 31, 2014
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,166	$581	$5,262	$754	$5,445	$1,118
States, municipalities and political subdivisions:
Tax-exempt	7,673	943	7,540	799	7,241	861
Taxable	1,481	237	1,447	252	1,484	298
Total states, municipalities and political subdivisions	9,154	1,180	8,987	1,051	8,725	1,159
Asset-backed:
RMBS	244	6	120	8	132	9
CMBS	159	6	172	8	159	10
Other ABS	84	(1)	85	—	91	(1)
Total asset-backed	487	11	377	16	382	18
U.S. Treasury and obligations of government-sponsored enterprises	25	5	25	5	24	6
Foreign government	—	—	—	—	5	1
Redeemable preferred stock	22	1	22	1	29	1
Total fixed maturity securities	14,854	1,778	14,673	1,827	14,610	2,303
Equities	110	5	108	3	135	3
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	56	—	56	—	57	—
Short term investments	147	—	92	—	120	—
Total investments	$15,167	$1,783	$14,929	$1,830	$14,922	$2,306

Net receivable/(payable) on investment activity	$(122)		$(51)		$(62)

Effective portfolio duration (in years)	9.6		10.3		10.5
Weighted average rating of fixed maturity securities	A		A+		A+

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2015	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$86	$6	$752	$33	$4,604	$409	$10,485	$297	$1,833	$(68)	$17,760	$677
States, municipalities and political subdivisions:
Tax-exempt	—	—	798	72	5,219	594	3,906	398	132	7	59	5	10,114	1,076
Taxable	—	—	298	30	2,148	251	554	90	17	(2)	43	—	3,060	369
Total states, municipalities and political subdivisions	—	—	1,096	102	7,367	845	4,460	488	149	5	102	5	13,174	1,445
Asset-backed:
RMBS	3,779	96	94	—	49	(1)	122	—	75	1	953	41	5,072	137
CMBS	64	—	493	11	475	15	314	8	597	4	254	5	2,197	43
Other ABS	—	—	93	—	25	—	525	(1)	278	(1)	—	—	921	(2)
Total asset-backed	3,843	96	680	11	549	14	961	7	950	4	1,207	46	8,190	178
U.S. Treasury and obligations of government-sponsored enterprises	67	5	—	—	—	—	—	—	—	—	—	—	67	5
Foreign government	—	—	76	4	251	8	19	—	—	—	—	—	346	12
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	1	24	1	35	2
Total fixed maturity securities	$3,910	$101	$1,938	$123	$8,919	$900	$10,044	$904	$11,595	$307	$3,166	$(16)	$39,572	$2,319

Percentage of total fixed maturity securities	10%		5%		23%		25%		29%		8%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities, prior to accounting change	$341	$345	$1,381	$1,399
Tax-exempt fixed maturities, prior to accounting change	105	102	409	404
Total fixed maturity securities, prior to accounting change	446	447	1,790	1,803
Impact of accounting change (1)	(39)	—	(39)	—
Total fixed maturity securities	407	447	1,751	1,803
Limited partnership investments	23	64	92	263
Other, net of investment expense	(2)	—	(3)	1
Net investment income	$428	$511	$1,840	$2,067
Fixed maturity securities, after tax	$296	$322	$1,264	$1,298
Net investment income, after tax	$314	$365	$1,329	$1,473

Effective income yield for the fixed maturity securities portfolio, pretax	4.3%	4.8%	4.7%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax	3.2%	3.4%	3.4%	3.5%

	Property & Casualty and Corporate & Other Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$232	$244	$965	$992
Tax-exempt fixed maturities	8	23	$74	107
Total fixed maturity securities	240	267	1,039	1,099
Limited partnership investments	23	64	92	263
Other, net of investment expense	1	1	5	5
Net investment income	$264	$332	$1,136	$1,367
Fixed maturity securities, after tax	$163	$181	$705	$751
Net investment income, after tax	$182	$224	$772	$926

Effective income yield for the fixed maturity securities portfolio, pretax	3.9%	4.2%	4.2%	4.3%
Effective income yield for the fixed maturity securities portfolio, after tax	2.7%	2.8%	2.9%	3.0%

	Life & Group Non-Core
Periods ended December 31	Three Months		Twelve Months
(In millions)	2015	2014	2015	2014
Taxable fixed maturities	$103	101	$410	$407
Tax-exempt fixed maturities	64	79	302	297
Total fixed maturity securities	167	180	712	704
Limited partnership investments	—	—	—	—
Other, net of investment expense	(3)	(1)	(8)	(4)
Net investment income	$164	$179	$704	$700
Fixed maturity securities, after tax	$133	$141	$559	$547
Net investment income, after tax	$132	$141	$557	$547

Effective income yield for the fixed maturity securities portfolio, pretax	5.2%	5.9%	5.6%	5.9%
Effective income yield for the fixed maturity securities portfolio, after tax	4.1%	4.6%	4.4%	4.6%

(1) The amortization of premium and accretion of discount for fixed maturity securities takes into consideration call and maturity dates that produce the lowest yield. This represents a change from prior reporting periods as previously the amortization of premiums was to maturity. This change in estimate effected by a change in accounting principle was adopted in Q4 2015 and will result in a better reflection of the yield on fixed maturity securities with call provisions.

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2015 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,199	$9,283	$1,365	$16,847	$3,286	$2,734	$22,867
Ceded	611	634	151	1,396	310	2,436	4,142
Net	5,588	8,649	1,214	15,451	2,976	298	18,725

Net incurred claim & claim adjustment expenses	445	426	144	1,015	239	1	1,255
Net claim & claim adjustment expense payments	(465)	(499)	(110)	(1,074)	(184)	(15)	(1,273)
Foreign currency translation adjustment and other	—	—	(29)	(29)	(101)	(1)	(131)

Claim & claim adjustment expense reserves, end of period
Net	5,568	8,576	1,219	15,363	2,930	283	18,576
Ceded	701	607	128	1,436	290	2,361	4,087
Gross	$6,269	$9,183	$1,347	$16,799	$3,220	$2,644	$22,663

Twelve months ended December 31, 2015 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,229	$9,514	$1,441	$17,184	$3,183	$2,904	$23,271
Ceded	574	661	180	1,415	340	2,589	4,344
Net	5,655	8,853	1,261	15,769	2,843	315	18,927

Net incurred claim & claim adjustment expenses	1,597	1,815	480	3,892	949	4	4,845
Net claim & claim adjustment expense payments	(1,684)	(2,092)	(403)	(4,179)	(734)	(32)	(4,945)
Foreign currency translation adjustment and other	—	—	(119)	(119)	(128)	(4)	(251)

Claim & claim adjustment expense reserves, end of period
Net	5,568	8,576	1,219	15,363	2,930	283	18,576
Ceded	701	607	128	1,436	290	2,361	4,087
Gross	$6,269	$9,183	$1,347	$16,799	$3,220	$2,644	$22,663

Life & Group Non-Core Policyholder Reserves

December 31, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,229	$8,335	$10,564
Structured settlement annuities	581	—	581
Other	21	—	21
Total	2,831	8,335	11,166
Shadow adjustments	99	1,610	1,709
Ceded reserves	290	207	497
Total gross reserves	$3,220	$10,152	$13,372

December 31, 2014
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,064	$7,782	$9,846
Structured settlement annuities	606	—	606
Other	28	1	29
Total	2,698	7,783	10,481
Shadow adjustments (1)	145	1,522	1,667
Ceded reserves	340	185	525
Total gross reserves	$3,183	$9,490	$12,673
(1) The Shadow adjustments presented above do not include $314 million related to Deferred acquisition costs as of December 31, 2014.

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note J to the Condensed Consolidated Financial Statements within the September 30, 2015 Form 10-Q for further discussion of this measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes rate, retention and new business in evaluating operating trends. Rate represents the average change in price on policies that renew excluding exposure change. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful